UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 8, 2008

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of  Directors or Certain Officers; Election of Directors; Appointmnet of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2008, the Board of Directors approved the nominations for the 2008 election of the ADDvantage Technologies Group, Inc. ‘s (the “Company”) Board of Directors (the "Board").  Henry F. McCabe, a member of the Company’s  Board since 2004, requested to resign from the Board effective March 6, 2008 and, as such, will not be included as a nominee on the 2008 election ballot. Mr. McCabe will continue to serve as a Director until the 2008 Board of Directors election is completed, which will occur at the Company’s annual shareholder meeting on March 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                           ADDVANTAGE TECHNOLOGIES GROUP, INC.

 Date: Janaury 8, 2008                                                                                                        By: /s/ Daniel E. O'Keefe
                                                                                                                                                           Daniel E. O'Keefe
                                    Chief Financial Officer